UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________
Form 8-K
 _____________________
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 25, 2022
   _____________________
Air Transport Services Group, Inc.
(Exact name of registrant as specified in its charter)
  _____________________

DE	000-50368	26-1631624
(State or other jurisdiction of incorporation)	Commission File Number:	(IRS Employer Identification No.)
145 Hunter Drive, Wilmington, OH 45177
(Address of principal executive offices, including zip code)
(937) 382-5591
(Registrant's telephone number, including area code)
 _____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ATSG	NASDAQ Stock Market LLC

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Adoption of Amended and Restated 2015 Long-Term Incentive Plan
On May 25, 2022, at the 2022 Annual Meeting of Shareholders (the “2022 Annual Meeting”) of Air Transport Services Group, Inc. (the “Company”), the shareholders of the Company approved an amendment and restatement of the Company’s 2015 Long-Term Incentive Plan (the “Amended 2015 Plan”), primarily in order to increase the number of common shares of the Company authorized for issuance thereunder by three million shares and to extend the term of the plan. The Board of Directors of the Company had previously adopted the Amended 2015 Plan in April 2022, subject to shareholder approval.
A description of the terms and conditions of the Amended 2015 Plan is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. Such description is qualified in its entirety by reference to the full text of the Amended 2015 Plan, which is included as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.
Approval of Executive Incentive Compensation Plan
On May 25, 2022, the Compensation Committee of the Board of Directors of the Company approved the performance measures under the Company’s Executive Incentive Compensation Plan (“EIC Plan”) for fiscal year 2022.
The Company's executives, including the named executive officers, have the potential to earn incentive compensation under the EIC Plan. The purpose of the EIC Plan is to incentivize executive management to achieve short-term corporate goals. Under the EIC Plan, participants are eligible to receive a cash bonus utilizing a formula that establishes a bonus amount, expressed as a percentage of base salary, based upon the extent of achievement of performance measures that are prescribed under the EIC Plan. The performance measures selected, and the relevant weight given to each such performance measure, may vary by participant, provided that, unless otherwise determined by the Compensation Committee, bonuses will be based on at least two performance measures. The EIC Plan provides that one of the performance measures will be net income from continuing operations, while the other performance measures will consist of one or more of the following: revenue growth, return on capital, earnings per share, shipment growth, increase in stock price, return on assets, service or the achievement of strategic objectives.
Under the EIC Plan for 2022, the cash-incentive bonus opportunity for each participant for fiscal year 2022: (i) shall be based upon the position held and range from 24% to 150% of the participant's base salary earned during the year; and (ii) the threshold, target and maximum bonus potentials for the participants shall consist of the following:

Position	Threshold	Target	Maximum
Chief Executive Officer	50%	100%	150%
Chief Financial Officer; Chief Operating Officer; Chief Legal Officer; Chief Commercial Officer; Subsidiary President	30%	60%	100%
Vice President; Subsidiary Vice President	24%	48%	80%
The Compensation Committee determines the performance measures, and the extent of the achievement thereof, for the Chief Executive Officer and the other executives, although the latter are determined in consultation with the Chief Executive Officer.
Richard F. Corrado, the President and Chief Executive Officer; Quint O. Turner, the Chief Financial Officer; Edward J. Koharik, III, the Chief Operating Officer; W. Joseph Payne, the Chief Legal Officer and Secretary; and Michael L. Berger, the Chief Commercial Officer, each of whom is a named executive officer, are participants in the EIC Plan at the levels reflected in the table above. For fiscal year 2022, 50% of their bonus opportunity will be based upon the level of achievement of net income targets established by the Compensation Committee, 30% of their bonus opportunity will be based upon the achievement of adjusted EBITDA targets established by the Compensation Committee, and 20% of their bonus opportunity will be based upon the level of achievement of strategic objectives, as determined in accordance with the preceding paragraph.
The foregoing description of the EIC Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the EIC Plan, a copy of which is filed as Exhibit 10.7 to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 8, 2016, and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 25, 2022, the Company held its 2022 Annual Meeting. At the close of business on March 28, 2022, the voting record date, there were 74,337,226 shares of common stock outstanding and entitled to vote. At the 2022 Annual Meeting, 68,062,736, or 91.5%, of the outstanding shares of common stock entitled to vote were represented by proxy or in person. The voting results for each of the proposals are set forth below.
(i) Directors elected at the 2022 Annual Meeting for a one-year term to expire at the 2023 Annual Meeting of Stockholders:

	Number of Votes Cast:
	For	Against	Abstain	Broker Non-Votes
Phyllis J. Campbell	64,071,237	403,929	26,955	3,560,615
Richard F. Corrado	63,988,222	488,397	25,502	3,560,615
Joseph C. Hete	63,655,319	820,976	25,826	3,560,615
Raymond E. Johns, Jr.	64,068,628	408,071	25,422	3,560,615
Laura J. Peterson	64,076,889	400,012	25,220	3,560,615
Randy D. Rademacher	63,947,385	528,904	25,832	3,560,615
J. Christopher Teets	63,658,223	818,371	25,527	3,560,615
Jeffrey J. Vorholt	63,946,016	530,171	25,934	3,560,615
Paul S. Williams	62,720,660	1,755,259	26,202	3,560,615

(ii) Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for fiscal year 2022:

Number of Votes Cast:
For	Against	Abstain
67,316,961	705,708	40,067

(iii) Approval, on an advisory basis, of the compensation of the Company's named executive officers disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables, notes and narratives in the Proxy Statement for the 2022 Annual Meeting:

Number of Votes Cast:
For	Against	Abstain	Broker Non-Votes
63,308,946	863,243	329,932	3,560,615

(iv) A Company proposal to amend and restate the Company's 2015 Long-Term Incentive Plan:

Number of Votes Cast:
For	Against	Abstain	Broker Non-Votes
63,049,545	1,134,558	318,018	3,560,615

(v) A stockholder proposal requesting to give holders in the aggregate of 10% of the Company's outstanding stock the right to call special meetings:

Number of Votes Cast:
For	Against	Abstain	Broker Non-Votes
11,197,198	53,277,548	27,375	3,560,615

Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

Exhibit No.	Description
10.1	Summary of the Key Terms and Conditions of the Air Transport Services Group, Inc. Amended and Restated 2015 Long-Term Incentive Plan, file herewith.
10.2	Air Transport Services Group, Inc. Amended and Restated 2015 Long-Term Incentive Plan, filed herewith.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR TRANSPORT SERVICES GROUP, INC.

By:	/S/ W. JOSEPH PAYNE
W. Joseph Payne
Chief Legal Officer & Secretary

Date:	June 1, 2022